EXHIBIT 4.1
                SPECIMEN STOCK CERTIFICATE - SUNFLOWER (USA) LTD.

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               This certificate reflects New Post Split Shares of
                              SUNFLOWER (USA) LTD.
       Subject to a 1 New Share for 3 Old Shares - Round Up All Fractions
                        Name Change & Reverse Stock Split
           Effective Date - March 1, 1999 - New Cusip No. 86736Y 20 4

NUMBER                                                                    SHARES
XXXXX                                                                      XXXXX

                                 SUNFLOWER, LTD.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
PAR VALUE $0.001                                                       NEW CUSIP
NO.  86736Y  20  4
COMMON  SOTCK

THIS  CERTIFIES  THAT   XXXXXXXX
 is  the  owner  of   XXXXXXXXX

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001
                                     EASH OF
                                 SUNFLOWER, LTD.
   transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
    Registrar.  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                DATED:  10/21/1999
     /s/                                        Countersigned  and  Registered:
-----------------------                         SIGNATURE STOCK TRANSFER, INC.
CHAIRMAN OF THE BOARD & SECRETARY               (Dallas, Texas) Transfer Agent
  /s/                                           By   /s/
-----------------------                         -------------------------------
PRESIDENT & C.E.O.                              Authorized   Signature

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